Oppenheimer AMT-Free Municipals      Oppenheimer Pennsylvania Municipal Fund
Oppenheimer California Municipal Fund   Oppenheimer Rochester National Municipals
Oppenheimer New Jersey Municipal Fund   Rochester Fund Material

                 Prospectus Supplement dated January 23, 2007

This supplement amends the current Prospectus of each of the above-referenced
Funds (each a "Fund" and together the "Funds"), replaces the supplement dated
January 19, 2007, and is in addition to any other supplement(s) to each
Fund's current Prospectus.

For each of the Funds, the Prospectus is amended by adding the following information:

         The Manager is currently  reevaluating  the  presentation of the
   Fund's  financial  statements for the application of the provisions of
   Statement of Financial  Accounting Standards No. 140 ("FAS 140"), with respect to certain types of derivative  securities,  commonly referred to as "inverse  floaters," that are held in the Fund's portfolio.  The application of the provisions of FAS 140 entails a  recharacterization of a transaction  in which the Fund sells a municipal  bond to a trust to create an inverse floater as a "financing  transaction"  instead of a sale, for financial statement  presentation  purposes.  Although the
   Manager believes that the Fund's  historical  accounting  treatment of inverse  floaters  has been  consistent  with  prevailing  mutual fund industry accounting practices,  it is analyzing the impact of applying
   FAS  140 to the  reporting  and  presentation  of the  Fund's  inverse floaters in its financial  statements,  including the Fund's Financial
   Highlights,  as well as other sections of the prospectus.  The Manager does not expect that the  application  of FAS 140 would  result in any material changes in the Fund's reported net income,  past performance, average  annual total  returns or net asset values per share.  However it  does  anticipate  that  by  treating  such  transactions  creating inverse  floaters as financing  transactions,  the Fund would gross up its assets and  liabilities in the Statement of Assets and Liabilities to reflect  the amount of the assets  transferred  to such  trusts and would  include  certain  interest  payments to third  parties from the trust as the Fund's interest  expense.  That would increase the Fund's stated  Annual Fund  Operating  Expenses (and the Fund's stated income and its expense ratios).

January 23, 2007                                              PS0000.027